IRON MOUNTAIN Q1 2025 Earnings Presentation IRON MOUNTAIN Q1 2025 Earnings Presentation May 1, 2025

FORWARD LOOKING STATEMENTS We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space or services activity; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation. Reconciliation of Non-GAAP Measures Throughout this presentation, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, (3) FFO (Nareit), (4) FFO (Normalized), (5) AFFO, and (6) AFFO per share. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included in the appendix to this presentation and in the Supplemental Reporting Information. 2

COMPANY OVERVIEW

IRON MOUNTAIN **SNAPSHOT** (NYSE: IRM)

A **global leader** in storage and information management services with a **total addressable market of $150+ billion**

2024 Revenue
$6.1 billion
+11% 3-Yr CAGR

Customers Served
240,000+

Trusted by **~95%** of **Fortune 1000**

#1 for Customer Satisfaction*

Global Presence



Countries Served
61

Facilities
~1,350

Mountaineers
~29k

Total Storage Volume
730M+
Cubic Ft.

Data Center Portfolio

424 MW
Operating Portfolio
96% Leased

185 MW
Under Construction
79% Pre-Leased

671 MW
Held for Development

4

Note: All figures as of 3/31/25 unless otherwise noted. *2024 WSJ Management Top 250 Annual Company Ranking developed by the Drucker Institute.

IRON MOUNTAIN

Climb On! • Strong Global Leadership Positions in Multiple Businesses • World-class Operations 5 $4.5B 2021 Revenue $5.1B 2022 Revenue $5.5B 2023 Revenue MATTERHORN STRATEGY: Accelerating Growth $6.1B 2024 Revenue ~$6.8B 2025E Revenue Note: 2025E represents the midpoint of our full year 2025 guidance. Fx = foreign exchange OUR GROWTH JOURNEY 4 Yr. CAGR (2021 -2025E) +11% Reported +13% Ex. Fx Impact +14% +7% +12% +10% to +12% +17% Ex. Fx +8% Ex. Fx +13% Ex. Fx +10% to +12% Ex. Fx

6 1 Non-GAAP measure, please see Appendix for reconciliation. 2 Non-GAAP measure, please see Appendix for reconciliation. Effective Q4 2023, our AFFO definition has been updated to exclude amortization of capitalized commissions. With this change, our calculation more accurately represents our funds available to support growth, and is more comparable to our peers, including those in the data center industry. 3 Non-GAAP measure, please see Appendix for reconciliation. Effective Q4 2023, our AFFO definition has been updated to exclude amortization of capitalized commissions. With this change, our calculation is more comparable to our peers, including those in the data center industry. 4 2025E represents the midpoint of our full year 2025 guidance 11% CAGR, 13% Ex. Fx 12% CAGR, 13% Ex. Fx 9% CAGR, 11% Ex. Fx 9% CAGR, 11% Ex. Fx MATTERHORN STRATEGY DELIVERING RECORD RESULTS ● Matterhorn strategy focuses on accelerating enterprise growth through investments in large and growing global markets and leveraging our new enterprise-wide commercial platform to cross-sell solutions across our more than 240,000 customers 4 4 44

DRIVING SUSTAINED DOUBLE-DIGIT REVENUE GROWTH

- Continuing to invest in Growth Businesses of Data Center, Digital, and ALM
- Growth Businesses increasing at 20%+ CAGR, estimated to reach 28% of total revenue in 2025 up from 15% in 2021
- All Other businesses growing at MSD-HSD % CAGR



Growth Businesses
All Other
% Total Revenue
28%
72%
2025E



~$6.8 Bil
$4.5 Bil
~11% CAGR
~28% CAGR
~6% CAGR
2021
2025E

2025E represents the midpoint of our full year 2025 guidance. Growth Businesses include Data Center, Digital Solutions, and ALM.

7

IRON MOUNTAIN

GLOBAL RIM

~$5.3 billion **2025E Revenue**

- Global market leader in records and information management storage, both physical and digital
- Highly predictable revenue from storing and servicing more than 725 million cubic feet of physical volume globally
- Digital solutions business is ~$500 million annualized run rate
- **Well positioned to support government efficiency efforts**
  - 4/30/25 signed contract (~$140 million TCV) to support Department of Treasury digital transformation project
- Proven revenue management strategy
- Q1 2025 revenue +5.5% ex. FX vs. LY
- Mid-40% Adjusted EBITDA margin and expanding

Support, Streamline, and Enhance Customer's Business Strategy and Operations

- Records / Data Management
- Global Digital Solutions
- Core Services
- Transportation Services
- Revenue Management



IRON
MOUNTAIN®

8

2025E represents the midpoint of our full year 2025 guidance

Opportunity to Triple Capacity 9 Note: All figures as of 3/31/25 unless otherwise noted ~$800 million 2025E Revenue ➢ Top global operator of data centers with 29 data centers in 21 markets, serving 1,300+ customers, including 5 of largest global hyperscalers ➢ Large backlog provides strong visibility for greater than 20% revenue growth going forward ➢ New capacity coming available to sell in Madrid, Amsterdam, Northern Virginia, Chicago, Miami, and India ➢ Q1 2025 storage rental revenue growth +24% ➢ ~50% Adjusted EBITDA margin and expanding Operating Portfolio 424 Under Construction 185 Held for Development 671 Total Data Center Portfolio 1,280 DATA CENTER Total Capacity (MW) 2025E represents the midpoint of our full year 2025 guidance

~$550 million 2025E Revenue ➢ Significant structural advantages and growth vectors in a large, fragmented market ➢ Global footprint and trusted customer relationships ➢ Best-in-class data security and chain of custody ➢ Market leader in cloud / hyperscale decommissioning ➢ Highly synergistic with core and data center businesses ➢ Q1 2025 organic revenue growth +22% vs. LY Reclaiming & Recycling Decommissioning & Remarketing Configuration Data Erasure Inventory Management & Deployment Unique Services Delivery Platform Developed on Scope, Capabilities, and Exclusive Built-for-Purpose Technology ASSET LIFECYCLE MANAGEMENT 10 2025E represents the midpoint of our full year 2025 guidance

Q1 2025 RESULTS AND 2025 OUTLOOK

Record quarterly performance ● Revenue of $1.6 billion ● AFFO of $348 million ● Net income of $16 million ● Adjusted EBITDA of $580 million ● AFFO per share of $1.17 Year over year growth ● Total Revenue growth of 8%, 9% excluding FX ● Adjusted EBITDA growth of 12%, 13% excluding FX ● AFFO growth of 8%, 10% excluding FX ● AFFO per share growth of 6%, 9% excluding FX Storage Rental Revenue $948 $885 7% 9% Service Revenue $644 $592 9% 10% Total Revenue $1,593 $1,477 8% 9% Net Income $16 $77 (79)% Reported EPS $0.05 $0.25 (80)% Adj. EPS $0.43 $0.43 — Adj. EBITDA $580 $519 12% 13% Adj. EBITDA Margin 36.4% 35.1% 130 bps AFFO $348 $324 8% AFFO per share $1.17 $1.10 6% 3/31/25 3/31/24 Reported $ Constant Fx Three Months Ended YoY % ∆ ($M, Except per Share Data) Other Q1 accomplishments ● Continued strong revenue management ● Low churn and strong pricing in Data Center ● Strong records retention rate & higher utilization ● Accretive ALM acquisition of Premier Surplus RECORD Q1 2025 RESULTS 12 Adjusted EPS, Adjusted EBITDA and AFFO are non-GAAP measures; please see Appendix for reconciliation

2025 GUIDANCE

We are increasing our full year 2025 guidance based on our strong Q1 performance and positive outlook, and recent changes in currency exchange rates.

($ in millions, except per share data)

2025 Guidance (1)	Full Yr. 2025		Approximate Y/Y % Chg. at Midpoint	Q2 2025	% Chg. Y/Y
Revenue	**$6,740 - $6,890**	⬆	~11%	**~$1,680**	~10%
Adjusted EBITDA	**$2,505 - $2,555**	⬆	~13%	**~$620**	~14%
AFFO	**$1,480 - $1,510**	⬆	~11%	**~$350**	~9%
AFFO Per Share	**$4.95 - $5.05**	⬆	~10%	**~$1.18**	~9%

(1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

13

IRON MOUNTAIN

CAPITAL ALLOCATION STRATEGY Investing to Support Growth Capital Return Balance Sheet Strength ● Dividend policy: Target AFFO payout ratio of low to mid-60s ● With strong operating performance, we increased the dividend by 10% effective in Q2 2025 ● Leverage target: long-term net lease adjusted leverage ratio of 4.5x – 5.5x ● Lowest level of leverage since before the company’s REIT conversion in 2014 ● Ample liquidity of $2.1 billion as of March 31, 2025 to support growth investments ● Growth capex: deployed $1.8 billion in growth oriented capital in 2024 ● Planning to invest ~$1.8 billion in growth capital in 2025 Growth-oriented Capex ($ mil) Announced % Growth in Dividend / Share Net Lease Adjusted Leverage 5.0x5.3x 5.1x 5.1x 5.0x 5.3x 5.1x 5.1x 5.0x 5.0x 5.5x 4.5x 14 Payout Ratio % AFFO 69% 63% 62% 60% 63% ~ 2025E represents the midpoint of our full year 2025 guidance

INVESTMENT TAKEAWAYS 15 Global leader in the large, fast growing information services market with $150B+ addressable opportunity1 Highly recurring business model with considerable operating leverage2 Exceptional financial track record with 13% Revenue and Adjusted EBITDA CAGR ex. FX since 2021 3 Executing Matterhorn strategy with significant growth in Data Center, Digital Solutions, and ALM4 Delivering shareholder value through disciplined capital allocation strategy, with consistent dividend increases 5 Strong financial position with leverage within target range and ample liquidity to support growth investments6

APPENDIX

17 Q1 RECONCILIATIONS NET INCOME (LOSS) TO ADJUSTED EBITDA REPORTED EPS TO ADJUSTED EPS (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months ended March 31, 2025 and 2024 is primarily due to (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the quarters ended March 31, 2025 and 2024 was 17.0% and 13.9% respectively.

18 Q1 RECONCILIATIONS (CONT.) NET INCOME (LOSS) TO FFO FFO TO AFFO (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (1) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles.

19 FULL YEAR RECONCILIATIONS NET INCOME (LOSS) TO ADJUSTED EBITDA

20 FULL YEAR RECONCILIATIONS (CONT.) NET INCOME (LOSS) TO FFO AND AFFO (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Effective Q4 2023, our AFFO definition has been updated to exclude the amortization of capitalized commissions. Amortization expense of capitalized commissions was $43.4M, $40.6M and $30.7M for full year 2023, 2022, and 2021 respectively.

Adjusted EBITDA We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; and (vi) Intangible impairments. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted Earnings Per Share, or Adjusted EPS We define Adjusted EPS as reported earnings per share fully diluted from net income (loss) attributable to Iron Mountain Incorporated (inclusive of our share of adjusted losses (gains) from our unconsolidated joint ventures) and excluding certain items, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Tax impact of reconciling items and discrete tax items; and (viii) Amortization related to the write-off of certain customer relationship intangible assets. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Figures may not foot due to rounding. The Tax Impact of reconciling Items and discrete tax Items is calculated using the current quarter’s estimate of the annual structural tax rate. This may result in the current period adjustment plus prior reported quarterly adjustments not summing to the full year adjustment. DEFINITIONS

Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measure, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business ("FFO (Normalized)"). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) Other expense (income) net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Real estate financing lease depreciation; (viii) Tax impact of reconciling items and discrete tax items; (ix) Intangible impairments; and (x) (Income) loss from discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Adjusted Funds From Operations, or AFFO We define adjusted funds from operations (“AFFO”) as FFO (Normalized) (1) excluding (i) Non-cash rent expense (income), (ii) Depreciation on non-real estate assets, (iii) Amortization expense associated with customer and supplier relationship value, intake costs, acquisitions of customer and supplier relationships, capitalized commissions and other intangibles, (iv) Amortization of deferred financing costs and debt discount/premium, (v) Revenue reduction associated with amortization of customer inducements and above- and below-market data center leases and (vi) The impact of reconciling to normalized cash taxes and (2) including Recurring capital expenditures. We also adjust for these items to the extent attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). AFFO per share AFFO divided by weighted average fully-diluted shares outstanding. DEFINITIONS